                                   EXHIBIT 7

                              Powers of Attorney

                               POWER OF ATTORNEY


STATE OF :    TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Cynthia Toles and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ James M. Middleton                       April 11, 2000
--------------------------------             ---------------------------
James M. Middleton                           Date
Vice Chairman, President and
Chief Executive Officer



On this 11th day of April, 2000, before me, Leticia Rodriguez
                                            ----------------------------------,
the undersigned Notary Public, personally appeared James M. Middleton, known-to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal


My Commission Expires:                       Leticia Rodriguez
                                             ---------------------------
                                             Notary Public
     2-12-2002                               State of Texas
---------------------

                               POWER OF ATTORNEY


STATE OF :    TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Cynthia Toles and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Bradford W. Rich                                  4/26/00
-----------------------------                ___________________________
Bradford W. Rich                             Date
Director


            26th                                        Barbara B. Charo
On this ____________ day of April, 2000, before me,_________________________, the undersigned Notary Public, personally appeared Bradford W. Rich, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal


My Commission Expires:                             Barbara B. Charo
                                             _____________________________
    7-27-2001                                Notary Public
____________________                         State of Texas

                               POWER OF ATTORNEY


STATE OF :    TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Cynthia Toles and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Josue Robles, Jr.                                 4/11/2000
------------------------------               ___________________________
Josue Robles, Jr.                            Date
Director


           11th                                         Barbara B. Charo
On this ____________ day of April, 2000, before me, _________________________, the undersigned Notary Public, personally appeared Josue Robles, Jr., known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.


WITNESS my hand and official seal


My Commission Expires:                            Barbara B. Charo
                                             ____________________________
     7-27-2001                               Notary Public
____________________                         State of Texas

                               POWER OF ATTORNEY


STATE OF :    TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Cynthia Toles and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Michael J.C. Roth                        April 11, 2000
---------------------                        ----------------------------
Michael J.C. Roth                            Date
Director



On this 11th day of April, 2000, before me, Brenda C. Urban the undersigned Notary Public, personally appeared Michael J.C. Roth, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.


WITNESS my hand and official seal


My Commission Expires:                       Brenda C. Urban
                                             ----------------------------
                                             Notary Public
    12-03-2003                               State of Texas
---------------------

                               POWER OF ATTORNEY


STATE OF :    TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Senior Vice President and Treasurer of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Cynthia Toles and Dwain A. Akins, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Larkin W. Fields                         April 11, 2000
-------------------------------              ---------------------------
Larkin W. Fields                             Date
Senior Vice President and Treasurer



On this 11th day of April, 2000, before me, Dora Zapata the undersigned Notary Public, personally appeared Larkin W. Fields, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.


WITNESS my hand and official seal


My Commission Expires:                       Dora Zapata
                                             ---------------------------
                                             Notary Public
     09-08-2002                              State of Texas
----------------------